Fees Summary	Apr. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 748,200,000
Previously Paid Amount	0
Total Fee Amount	114,549.42
Total Offset Amount	0
Net Fee	$ 114,549.42